SUPPLEMENT DATED NOVEMBER 1, 2005

TO PROSPECTUS DATED MAY 1, 2003

TRANSAMERICA ELITE®

Issued through

Transamerica Occidental Life Separate Account VUL-3

By

Transamerica Occidental Life Insurance Company

The following disclosure supplements the Prospectus:

On November 1, 2005, two portfolios of the AEGON/Transamerica Series Trust changed their names. These portfolios did not change sub-advisers, investment objectives or advisory fees. The Clarion Real Estate Securities was renamed Clarion Global Real Estate Securities, and Van Kampen Emerging Growth portfolio was renamed Van Kampen Mid-Cap Growth.

All references in your prospectus to the Clarion Real Estate Securities subaccount should be read as Clarion Global Real Estate Securities subaccount. All references in your prospectus to Van Kampen Emerging Growth subaccount should be read as Van Kampen Mid-Cap Growth subaccount.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2003 PRODUCT PROSPECTUS

AG01278-11/05